                                                                    Exhibit 99.1


                       ASSIGNMENT OF PARTNERSHIP INTERESTS

        This Assignment of Partnership Interests ("Assignment") is executed as of this _____ day of May, 2005, by and among AUDELIA PLAZA, LTD., a Texas limited partnership ("Audelia Plaza"), and DUNHILL PARTNERS, INC., a Texas corporation ("DPI") (Audelia Plaza and DPI shall sometimes be referred to collectively as "Assignor"), and BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership ("Assignee").

                              W I T N E S S E T H:

        WHEREAS, Audelia Plaza desires to assign to Assignee its Class A limited partnership interest in Behringer Harvard Plaza Skillman LP, a Texas limited partnership (the "Partnership"), which interest (the "Audelia Plaza Interest") is equal to 14.29% of the Residual Percentages, as set forth in the Partnership's Agreement of Limited Partnership (the "Partnership Agreement");

        WHEREAS, DPI desires to assign to Assignee its Class B limited partner interests in the Partnership (the "DPI Interest"), which interest represents all of the Class B Limited Partner Interests under the Partnership Agreement (the Audelia Plaza Interest and the DPI Interest shall sometimes be referred to collectively as the "Transferred Interest"); and

        WHEREAS, Assignee is willing to accept the assignment of the Transferred Interest.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee do hereby agree as follows:

        1.      ASSIGNMENT OF TRANSFERRED INTEREST; REPRESENTATIONS AND
WARRANTIES.

                (a) Assignor hereby transfers, assigns and conveys to Assignee the Transferred Interest and the economic rights and interests pertaining thereto.

                (b) Audelia Plaza represents and warrants that (i) the Audelia Plaza Interest is being assigned to Assignee free and clear of any liens, claims and encumbrances and (ii) it has full legal power and authority to enter into this Assignment and perform its obligations hereunder.

                (c) DPI represents and warrants that (i) the DPI Interest is being assigned to Assignee free and clear of any liens, claims and encumbrances and (ii) it has full legal power and authority to enter into this Assignment and perform its obligations hereunder.

                (d) Assignee represents and warrants that it has full legal power and authority to enter into this Assignment and perform its obligations hereunder.


ASSIGNMENT OF PARTNERSHIP INTERESTS - PAGE 1

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                                                                    Exhibit 99.1


                (e) It is agreed that all representations and warranties made by any party hereunder shall survive the closing of the assignment of the Transferred Interest.

        2. PURCHASE PRICE. As consideration for the transfer of the Transferred Interest, Assignee shall pay Assignor the sum of $763,660.00 in immediately available funds.

        3. RELEASE BY THE ASSIGNEE. Assignee hereby irrevocably and unconditionally releases and forever discharges Assignor from any and all charges, complaints, claims, liabilities, obligations of payment or performance, costs, losses and expenses, now or hereinafter existing, and arising from, related to, or in connection with the Partnership Agreement.

        4. NO THIRD PARTY BENEFICIARY. This Assignment is intended for the benefit only of the parties hereto, and is not intended to benefit, nor shall it be construed so as to benefit, any other person or entity.

        5. APPLICABLE LAW. This Assignment is governed by and shall be construed in accordance with the laws of the State of Texas.

        6. COUNTERPART EXECUTION. This Assignment may be executed in multiple counterparts, each of which shall serve as an original for all purposes, but all counterparts shall be construed together and constitute one and the same Assignment.

        7. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

        8. MODIFICATION AND WAIVER. No supplement, modification, waiver or termination of this Assignment or any provisions hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.


ASSIGNMENT OF PARTNERSHIP INTERESTS - PAGE 2

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                                                                    Exhibit 99.1


        IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.



                                        ASSIGNOR:

                                        AUDELIA PLAZA, LTD., a Texas
                                        limited partnership

                                        By:  GP Audelia Plaza, Inc., a Texas
                                             corporation, its general partner


                                             By:
                                                --------------------------------
                                                William L. Hutchinson, President


                                        DUNHILL PARTNERS, INC., a Texas
                                        corporation


                                        By:
                                           -------------------------------------
                                                William L. Hutchinson, President


ASSIGNMENT OF PARTNERSHIP INTERESTS - PAGE 3

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                                                                    Exhibit 99.1


ASSIGNEE:

BEHRINGER HARVARD SHORT-TERM
OPPORTUNITY FUND I LP,
 a Texas limited partnership

By:   Behringer Harvard Advisors II LP,
      its General Partner

      By:  Harvard Property Trust, LLC
           its General Partner


           By:_____________________________
                Gerald J. Reihsen, III
                Executive Vice President




ASSIGNMENT OF PARTNERSHIP INTERESTS - PAGE 4

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                                                                    Exhibit 99.1


                               CONSENT TO TRANSFER

        The undersigned Behringer Harvard Plaza Skillman GP, LLC, the general partner of Behringer Harvard Plaza Skillman LP, a Texas limited partnership, hereby consents to the transfers of limited partnership interests set forth in the foregoing Assignment.


                                        BEHRINGER HARVARD PLAZA
                                        SKILLMAN GP, LLC, a Texas limited
                                        liability company



                                        By: ___________________________
                                        Name: Gerald J. Reihsen, III
                                        Title: Secretary



ASSIGNMENT OF PARTNERSHIP INTERESTS - PAGE 5